                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the WMS Industries, Inc. ("the Company") on Form 10-K for the year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Brian R. Gamache, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Brian R. Gamache
----------------------------
Brian R. Gamache
Chief Executive Officer
September 2, 2004


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the WMS Industries, Inc. ("the Company") on Form 10-K for the year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Scott D. Schweinfurth, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Scott D. Schweinfurth
----------------------------
Scott D. Schweinfurth
Chief Financial Officer
September 2, 2004